Exhibit 99.1

Doma, a Leading Force for Disruptive Change in the Residential Real Estate Industry, Announces Plans to Become Publicly-Traded via Merger with Capitol Investment Corp. V

●	Doma, formerly known as States Title, is architecting the future of residential real estate transactions by overhauling the current system and building a better one based on what today’s consumers expect: a simple, digital, and frictionless experience.
●	We believe this transaction will enable Doma to continue to invest in growth, market expansion and new products that extend the strategic advantage of its machine intelligence driven platform to deliver a more simple, efficient, and affordable real estate closing experience.
●	The transaction values Doma at an enterprise value of approximately $3.0 billion and is expected to provide up to $645 million in cash proceeds, including a fully committed PIPE of $300 million and up to $345 million of cash held in the trust account of Capitol Investment Corp. V.
●	Top-tier investors anchoring the PIPE overall include funds and accounts managed by BlackRock, Fidelity Management & Research Company LLC, The Gores Group, Hedosophia, SB Management, a subsidiary of SoftBank Group Corp., and Wells Capital. Existing Doma shareholder, Lennar, has also committed to the PIPE and Spencer Rascoff, co-founder and former CEO of Zillow Group, has committed a personal investment to the PIPE.
●	Up to approximately $510 million of cash proceeds are expected to be retained by Doma, and existing Doma shareholders will own no less than approximately 80 percent of the equity of the new combined company, subject to redemptions by the public stockholders of Capitol and payment of transaction expenses.
●	Investor Conference Call scheduled for Wednesday March 3rd at 10am ET.

SAN FRANCISCO & ARLINGTON, Va. March 2, 2021—(BUSINESS WIRE)— Doma, formerly known as States Title, a leading force for disruptive change in the real estate industry, has entered into a definitive business combination agreement with Capitol Investment Corp. V (NYSE: CAP) (“Capitol”), a publicly traded special purpose acquisition company, to bring public a leading machine intelligence technology platform for residential real estate.

Company Overview

Founded in 2016, Doma uses machine intelligence to replace large portions of the antiquated residential real estate closing process with instant technology solutions. Doma’s platform is built on 30 years of historical data that accelerates title and closing timelines while also greatly benefiting lenders, real estate professionals and title agents with significant time and cost savings.

Even though consumers today expect instant digital experiences in nearly every aspect of their lives, residential real estate is only now joining the digital revolution. In 2020, home sales reached their highest level since 2006 as people rushed to take advantage of historically low interest rates. This surge in home buying and refinancing unveiled the critical need for the tech-first approach to real estate transactions that Doma is architecting. Using a combination of machine intelligence technology and deep human expertise, we believe Doma is creating optimal customer outcomes for the real estate closing experience. To date, Doma has facilitated over 800,000 real estate closings for leading lenders such as Chase, Homepoint, PennyMac, Sierra Pacific Mortgage and many more. With this investment, Doma is positioned to accelerate technology product adoption across all aspects of real estate.

Capitol’s founders have committed to make a “Capitol Charitable Contribution” and donate $5 million of sponsor shares to causes that support Doma’s philanthropic goals. Doma’s broader mission is grounded on the tenet that home ownership represents a key milestone in life which should be available to all individuals— regardless of their socio-economic circumstances, the color of their skin, where they come from, who they choose as a life partner, or their religious beliefs.

The company’s management team, led by Founder and CEO Max Simkoff, will continue to lead Doma. Mark Ein, Chairman and CEO of Capitol Investment Corp. V, will join the merged company’s Board of Directors upon completion of the transaction.

Management Comments

Max Simkoff, Founder and CEO of Doma, said:

“I founded Doma to remove friction and frustration from home-buying and to make closing on a home as simple and efficient as booking a ride or ordering a meal.

In 2020, adoption and usage of our core product exceeded our expectations. We pushed hard against our product and operational expansion road map and this accelerated momentum is helping remove friction from the home buying and refinancing experience. Right now, our patented machine intelligence technology reduces title processing time from five days to as little as one minute — our goal is that the entire mortgage closing process move from a 50+ day ordeal to less than a week. This partnership with Capitol demonstrates their confidence in our strong growth position as we continue our sprint to architect the future of real estate transactions.”

Mark Ein, Chairman and CEO of CapitoI, said:

“Our mission at Capitol is to help build industry-leading public companies that deliver long-term value. Doma is an industry disruptor that is well on the way to doing just that, having already emerged as a market leader in the real estate industry with its proprietary technology solutions that are revolutionizing the title and escrow process. Through this transaction, Doma will be uniquely positioned to capitalize on the market opportunity to provide much-needed and long overdue innovation to the home closing experience. We are excited to work with Max and the talented Doma team to make the future of real estate transactions a better, faster and more accessible experience for homeowners, and we are confident that together we can deliver superior returns for shareholders long into the future.”

Transaction Overview

On March 2, 2021, Capitol entered into a definitive agreement to combine with Doma through a combination of stock and cash financing. The business combination values Doma at an enterprise value of approximately $3.0 billion.

The transaction is expected to provide up to $645 million in cash proceeds, including a fully committed PIPE of $300 million and up to $345 million of cash held in the trust account of Capitol. Top-tier investors anchoring the PIPE overall include funds and accounts managed by BlackRock, Fidelity Management & Research Company LLC, The Gores Group, Hedosophia, SB Management, a subsidiary of SoftBank Group Corp., and Wells Capital. Existing Doma shareholder, Lennar, has also committed to the PIPE and Spencer Rascoff, co-founder and former CEO of Zillow Group, has committed a personal investment to the PIPE.

Existing Doma shareholders will own no less than approximately 80 percent of the equity of the new combined company. Upon completion of the transaction, Doma will add up to approximately $510 million of cash to its balance sheet to fund operations and support new and existing growth initiatives. All references to cash on the balance sheet, available cash from the trust account and retained transaction proceeds are subject to any redemptions by the public stockholders of Capitol and payment of transaction expenses.

The transaction, which has been unanimously approved by the Boards of Directors of Doma and Capitol, is subject to approval by Capitol’s stockholders and other customary closing conditions.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation will be provided in a Current Report on Form 8-K to be filed by Capitol with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Conference Call Information

Doma and Capitol will host a joint investor conference call to discuss the proposed transaction and review an investor presentation Wednesday, March 3rd at 10:00AM Eastern time.

A webcast of the investor conference will be available here: www.statestitle.zoom.us/webinar/register/WN_EjyoGF9LQO6d4MMrE8Jdrw

To listen to the prepared remarks via audio webcast, go to Capitol’s website at capinvestment.com or Doma’s investor website, at www.doma.com/investors.

Investor Presentation

A link to the Company’s investor presentation and other resources related to the announced merger transaction can be found on Capitol’s website at capinvestment.com or Doma’s investor website, at www.doma.com/investors.

Advisors

J.P. Morgan Securities LLC acted as financial advisor and Latham & Watkins LLP acted as legal advisor to Capitol. Deutsche Bank Securities Inc. also acted as capital markets advisor to Capitol.

Citigroup Global Markets Inc. acted as financial advisor and Davis Polk & Wardwell LLP acted as legal advisor to Doma.

Citigroup Global Markets Inc. and J.P. Morgan Securities LLC acted as PIPE placement agents with JMP Securities LLC, Oppenheimer & Co. Inc. and D.A. Davidson & Co. as co-placement agents.

About Capitol Investment Corp. V

Capitol Investment Corp. V is a $345 million public investment vehicle with the mission to invest in and help build an industry-leading public company that will aim to deliver long-term value to shareholders. Capitol is led by Chairman and Chief Executive Officer, Mark D. Ein, and President and Chief Financial Officer, L. Dyson Dryden. The Capitol team has raised $1.5 billion in five SPACs since 2007 and closed four SPAC mergers. Capitol’s securities are listed on the New York Stock Exchange under the ticker symbols CAP, CAP WS and CAP.U.

About Doma Holdings Inc. (formerly States Title Holding)

Doma is architecting the future of real estate transactions. The company uses machine intelligence and its patented technology solutions to transform residential real estate, making closings instant and affordable. Doma and its family of brands - States Title, North American Title Company (NATC) and North American Title Insurance Company (NATIC) - offer solutions for lenders, real estate agents, title agents, and homeowners that make closings vastly more simple and efficient, reducing cost and increasing customer satisfaction. Doma’s clients include some of the largest bank and non-bank lenders in the U.S. To learn more visit doma.com or statestitle.com.

Additional Information and Where to Find It

This press release relates to a proposed transaction between Doma and Capitol. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Capitol intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to holders of Capitol’s Class A common stock in connection with its solicitation of proxies with respect to the proposed business combination and other matters as may be described therein, as well as the prospectus relating to the offer and sale of the securities to be issued in the proposed business combination. A proxy statement/prospectus will be sent to all Capitol stockholders. Capitol’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Doma, Capitol, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to Capitol’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Capitol Investment Corp. V at 1300 17th Street North, Suite 820, Arlington, Virginia 22209 or (202) 654-7060.

Participants in Solicitation

Capitol and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Capitol’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and a description of their interests in Capitol is contained in Capitol’s prospectus dated December 1, 2020 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Doma and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Capitol’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, total addressable market (TAM), market share and competition, and potential benefits of the transactions described herein, and expectations related to the terms and timing of the transactions described herein. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Doma’s and Capitol’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of Doma and Capitol.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the transactions described herein; failure to realize the anticipated benefits of the transactions described herein; risks relating to the uncertainty of the projected financial information with respect to Doma; future global, regional, or local economic, political, market, and social conditions, including due to the COVID-19 pandemic; the development, effects, and enforcement of laws and regulations, including with respect to the title insurance industry; Doma’s ability to manage its future growth or to develop or acquire enhancements to its platform; the effects of competition on Doma’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations, and inquiries; and those other factors included in Capitol’s final prospectus relating to its initial public offering dated December 1, 2020 filed with the SEC under the heading “Risk Factors,” and other documents Capitol filed, or will file, with the SEC.

If any of these risks materialize or Doma’s or Capitol’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither Doma nor Capitol presently know or that Doma or Capitol currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Doma’s and Capitol’s expectations, plans or forecasts of future events and views as of the date of this presentation. Doma and Capitol anticipate that subsequent events and developments will cause Doma’s and Capitol’s assessments to change. However, while Doma and Capitol may elect to update these forward-looking statements at some point in the future, Doma and Capitol specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Doma’s and Capitol’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

For Doma

Investors:

Chris Mammone

The Blueshirt Group for Doma

ir@doma.com

Media:

Martha Shaughnessy

The Key PR for Doma

press@doma.com

For Capitol Investment Corp. V

Media:

Tim Lynch

Joele Frank for Capitol Investment Corp. V

tlynch@joelefrank.com